ASSET PURCHASE AGREEMENT

BY AND AMONG

CORDIA PREPAID, CORP.

a Nevada corporation,

and

TSI Prepaid, LLC

a Florida, Limited Liability Company

TABLE OF CONTENTS

Page

ARTICLE I

PURCHASE AND SALE

1.1

Purchase of Acquired Assets

1

1.2

Total Consideration

2

1.3

Closing

2

1.4

Assumption of Liabilities

2

1.5

Non-Assignment of Certain Contracts

2

1.6

Further Assurances

3

1.7

Closing Conditions

3

1.8

Termination

4

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CORDIA

2.1

Organization

5

2.2

Approval of Agreement

5

2.3

Capitalization

                                                                                                         5

2.4

Working Capital Commitment                                                                                                                                                   6

2.5

Financial Information                                                                                                                                                                  6

2.6

Representation on CordiaIP Board of Directors

6

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF SELLER

3.1

Organization 6

3.2

Approval of Agreement

6

3.3

Financial Statements

6

3.4

Absence of Certain Changes or Events

7

3.5

Title and Related Matters

7

3.6

Litigation and Proceedings

7

3.7

Material Contract Defaults

8

3.8

No Conflict With Other Instruments

8

3.9

Governmental Authorization

8

3.10

Equipment/Software

8

3.11

Expenses to Seller

8

3.12

Accuracy of Information Provided by Seller

8

3.13

Taxes

8

3.14

Compliance with Laws and Regulations

8

3.15

Covenant Not to Compete/Covenant Not to Solicit

8

ARTICLE IV

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

4.1

Employment Agreements

9

4.2

Board of Directors’ Approval

9

4.3

Accuracy of Representations

9

4.4

Officer’s Certificates

9

4.5

No Material Adverse Change

             10

4.6

Other Items

             10

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF CORDIA

5.1

Shareholder Approval

               10

5.2

Accuracy of Representations

               10

5.3

Officer’s Certificates

               10

5.4

No Material Adverse Change

               11

5.5

Good Standing

               11

5.6

Other Items

                11

ARTICLE VI

SPECIAL COVENANTS

6.1

Activities of Cordia and Seller

              11

6.2

Access to Properties and Records

              12

6.3

Indemnification by Seller

              12

6.4

Indemnification by Cordia

              12

6.5

The Acquisition of Cordia Common Stock

              12

6.6

Securities Filings

              14

ARTICLE VII

MISCELLANEOUS

7.1

Brokers

            15

7.2

No Representation Regarding Tax Treatment

            15

7.3

Governing Law

            15

7.4

Notices

            15

7.5

Attorney’s Fees

                                                                                                             15

7.6

Entire Agreement

            16

7.7

Survival; Termination

                                                                                                             16

7.8

Counterparts

                                                                                                             16

7.9

Amendment or Waiver

            16

SCHEDULES

EXHIBITS

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT, (this “Agreement”) is made this 4th day of June, 2008, by and among Cordia Prepaid, Corp., a Nevada corporation (“Cordia”) and TSI Prepaid, LLC, a Florida limited liability company (“Seller”).

Recitals

WHEREAS, Cordia wishes to purchase from Seller, and Seller wishes to sell to Cordia, certain Acquired Assets of Seller used to operate as a provider of calling card and other related prepaid services.

NOW, THEREFORE, for and in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE

1.1

Purchase of Acquired Assets. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.3 hereof), Seller agrees to sell, assign, transfer and deliver to Cordia, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description and Cordia agrees to purchase for Consideration set forth in Section 1.2, the following tangible and intangible Acquired Assets and personal property owned by Seller and used in connection with the conduct of Seller’s business, where located, collectively referred to as the “Acquired Assets.”

a)

All right, title and interest of Seller in and to all customer lists (attached hereto in Schedules A1 – F1), all fixed Acquired Assets, all card brands, all vendor lists (attached hereto in Schedules A2 – F2), and any and all Acquired Assets determined by Cordia to be necessary to assume the business of Seller and its affiliated distributors, as well as the Acquired Assets identified in the Schedules attached to this Agreement;

b)

All right, title and interest of Seller in, to and under all contracts, agreements, commitments, arrangements and understandings, both oral and written, express and implied, associated with the Acquired Assets, in which Seller has been granted, among other things, the exclusive (or non-exclusive, as the case may be) right to operate, service, manage and otherwise maintain its operations;

c)

All right, title and interest of Seller in, to and under all maintenance, service and warranty agreements associated with any equipment or software, including but not limited to (i) all remaining and transferable warranties associated with any management information systems, software and programs installed in or utilized in connection with the equipment and the business as it relates thereto; and (ii) all maintenance, service and warranty agreements;

d)

All books and records, including electronic or computerized records and any documentation derived therefrom which relates to the business and the equipment, including without limitation, service records, quality control information, sales and marketing information, customer lists and information, usage and traffic reports, call data summaries, and any books and records relating to or containing information concerning any coin, commission, surcharge or other revenue generated by the Acquired Assets, commissions payable to site or property owners or lessees in connection therewith, and any other relevant financial data, provided, however, that Sellers shall be permitted to keep the originals of all financial, profit and loss analyses and tax related items and produce copies of same to Buyer;

e)

All supplies, spare parts, miscellaneous equipment and other items of inventory, utilized or operated in connection with the business (wherever the same may be located) which relate to the;

  Cordia

  Seller

 f)

All rights of Seller in and to the software, programs, billing systems and management information systems installed in or utilized in connection with the Acquired Assets and the business as it relates thereto (collectively, the "Software"), together with all licenses and rights of use granted to Seller with respect thereto (collectively, the "Software Licenses");

 g)

the corporate names and logos (if any) of Seller, together with all goodwill associated with or otherwise accruing to Seller with respect to such names, logos, the Contracts and the business as it relates thereto (the "Goodwill"); and

h)

All right, title and interest of Seller in and to all other tangible and intangible Acquired Assets or personal property of Seller used in connection with the conduct of the business and not otherwise enumerated herein.

i)

The fixed asset list provided by the Seller attached to this Agreement as Schedule G.

j)

The inventory lists provided by the Seller attached to this Agreement as Schedules H and I.

1.2

Consideration.  Consideration for the transfer of the Acquired Assets from Seller to Cordia will be an aggregate of $2,415,100 payable as follows:

a)

500,000 shares of Cordia Corporation restricted common stock (“Cordia Common Stock”);

i.

These shares are convertible at the option of the holders into 26,500,000 shares of common stock of CordiaIP, Corp., (“CordiaIP”), a Nevada corporation.  These shares will become convertible only if EBIDTA of Cordia Prepaid, Corp. exceeds One Million Dollars ($1,000,000) in 2009, said EBIDTA target to be adjusted by the Board of Directors of CordiaIP in the event that additional acquisitions are made.  The decision to convert the shares must be made by the unanimous decision of the original holders of the 500,000 convertible shares.

b)

Two Hundred and Fifty Thousand Dollars ($250,000) in cash;

c)

A non-interest bearing sixteen (16) month note  in the amount of One Million Five Hundred Ninety Five Thousand Dollars ($1,595,000) in accordance with Exhibit B of this Agreement;

i.

Seller has the option of taking an additional Five Hundred Thousand (500,000) shares of Cordia Common Stock in lieu of Five Hundred Thousand Dollars ($500,000) payable on the note

d)

Option to purchase Two Hundred Thousand (200,000) shares of Cordia Common Stock with a market price as of the date of Closing (Exhibit A);

i.

Seller has the option of converting these 200,000 shares into 14,500,000 shares of common stock of CordiaIP.  The shares are convertible only if the original holders of these 200,000 convertible shares unanimously agree to convert the shares and if EBIDTA of Cordia exceeds One Million Dollars ($1,000,000) in 2009.  This EBIDTA target is adjustable by the Board of Directors of Cordia IP in the event that additional acquisitions are made.

e)

13,000,000 shares of common stock of CordiaIP which is equal to a twenty percent (20%) ownership interest of CordiaIP at the date of closing; and

f)

Forgiveness of debt totaling Four Hundred Five Thousand Dollars ($405,000) incurred by Seller and its affiliated distributors (Exhibit C).

1.3

Closing and Parties.  The parties shall use their best efforts, to ensure that the Closing shall take place on June 2, 2008, at a mutually agreed upon place,  but in no event not more than ten (10) days following the date that the Closing Conditions provided in Section 1.7 have been satisfied, excused, waived or such other date as the parties shall mutually agree, at which time the conditions to the parties’ respective obligations to close hereunder shall have been fully satisfied or waived.

  Cordia

  Seller

1.4

Assumption of Liabilities. Cordia is in no way agreeing to assume, pay, perform, or discharge any existing or later incurred liabilities of the Seller, its Affiliates, or its affiliated entities.  Affiliate(s) shall mean a person or persons, or entities, through one or more intermediaries, controlling, controlled by or under common control with the Seller.

1.5

Non-Assignment of Certain Contracts.  Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute or be constructed as an assignment by Seller to Cordia of any contract, agreement, license or commitment, if an attempted assignment would constitute a breach thereof or otherwise be ineffective to complete the assignment.  In the case of contracts and rights, if any that are non-transferable to Cordia, Seller shall keep the agreement in effect and give Cordia the benefit of such agreement at Seller’s cost with mark-up.  Any costs or expenses incurred in obtaining said consents shall be borne solely by the Seller.

1.6

Further Assurances.  At the Closing and from time to time thereafter, the Seller shall execute such additional instruments and take such other action as Cordia may reasonably request, without undue cost to the Seller in order to more effectively sell, transfer, and assign clear title and ownership of  the Acquired Assets to Cordia.  In the event that certain Acquired Assets, such as vendor agreements/services are not transferable to Cordia, Seller shall pass these services on to Cordia at Seller’s cost, absent any mark-up.  Further at all times following the Closing, Seller shall use its best efforts to maintain good relations with its vendors and distributors until such time, if ever, it becomes feasible for Cordia to obtain its own agreements.

1.7

Closing Conditions.

a)

Cordia’s Deliveries.  Subject to fulfillment or waiver of the conditions set forth in Article V and receipt of Seller’s Deliveries as described in Section 1.7(b), Cordia shall deliver to Seller at Closing all the following:

i.

Copies of the resolutions of Cordia’s board of directors or consents authorizing the execution and performance of this Agreement and the contemplated transactions;

ii.

Certificates representing Five Hundred Thousand (500,000) shares of Cordia Common Stock in the name of the Seller or its respective designee(s). These certificates shall be issued and delivered no later than ten (10) days following the Closing;

iii.

Two Hundred Fifty Thousand ($250,000) in cash;

iv.

Certificates representing 13,000,000 shares of common stock of CordiaIP;

v.

Executed Forgiveness of Promissory Notes and Underlying Debts;

vi.

Executed Promissory Note, guaranteed by CordiaIP and secured by the Acquired Assets, in the amount of  One Million Five Hundred Ninety Five Thousand Dollars ($1,595,000);

vii.

The certificate contemplated by Section 4.3, duly executed by a duly authorized officer of Cordia;

viii.

The certificate contemplated by Section 4.4, dated the Closing Date, signed by a duly authorized officer of Cordia;

  Cordia

  Seller

In addition to the above deliveries, Cordia shall take all steps and actions as Seller may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

b)

Seller’s Deliveries.  Subject to fulfillment or waiver of the conditions set forth in Article IV, Seller shall deliver to Cordia at Closing all the following:

i.

Copies of resolutions of the board of directors and of the Seller authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary of Seller as of the Closing Date;

ii.

Copies of resolutions of the board of directors, shareholders, and/or members, if applicable, of the entities and/or individuals, conveying title to Seller in the Acquired Entities:  These shall include but not be limited to Sunrise Distribution, LLC; Mohammed Markatia; Abdul Waheed; ANZ Holdings; Nilofer Markatia; Akbar Virani; Muhammed Lakhani; Noor M. Memon; Farooq Y. Gatta; TSI Prepaid, LLC; TSI Global Alliance Corp. and Centrix Management LLC.

iii.

The certificate contemplated by Section 5.3, executed by a duly authorized officer of Seller; and

iv.

The certificate contemplated by Section 5.4, dated the Closing Date, signed by a duly authorized officer of Seller.

In addition to the above deliveries, Seller shall take all steps and actions as Cordia may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

1.8

Termination.

a)

This Agreement may be terminated by the board of directors of either Cordia or Seller at any time prior to the Closing Date if there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the reasonable judgment of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement;

In the event of termination pursuant this Section, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.

b)

This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Cordia if (i)  Seller fails to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Seller contained herein shall be inaccurate in any material respect or (ii) Cordia determines that there has been or is likely to be any material adverse change in the financial or legal condition of Seller or that Seller’s interest in the Acquired Assets being conveyed are in any way flawed.

c)

If for any reason Sellers fail to consummate the transaction contemplated under this

  Cordia

  Seller

Agreement due to termination for reasons other than a material uncured breach by Cordia, the parties agree that, within ten (10) business days after such termination, Seller shall be responsible for the payment to Cordia (i) any costs Cordia incurred in conducting its due diligence, including but not limited to auditing costs associated with the audit Seller’s financial statements and (ii) as reasonable liquidated damages the sum of $250,000 in cash, by certified company check, bank check, or wire transfer of immediately payable funds.  In addition, if Seller fails to consummate the transaction contemplated under this Agreement due to their receipt and acceptance of another offer for the purchase of the Acquired Assets the new bidder shall be liable to Cordia for tortuous interference and be obligated to remit payment of $500,000 to Cordia.

i.

The Parties agree that the foregoing liquidated damages are reasonable in light of the anticipated or actual harm caused by the aforesaid failure to consummate (including but not limited to, valuable time and monies lost by Buyer, as a result of due diligence activities (including operational, legal and accounting investigations, and UCC lien and judgment searches) performed, expenditures made, or charges incurred in good faith and in reliance upon the consummation of the transactions contemplated hereby), the difficulties of proof of loss, and the inconvenience or nonfeasibility of otherwise obtaining an adequate remedy.

d)

If this Agreement is terminated pursuant to Section 1.8, Cordia and the Seller will redeliver to the party furnishing the same or destroy all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof; (b) neither the Seller nor Cordia shall make or issue, or cause to be made or issued, any announcement or written statement concerning termination of this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior written consent of the other parties except as required by law, including applicable SEC disclosure requirements, or legal process; and (c) this Agreement shall become wholly void and of no force or effect, without any liability or further obligation on the part of the Seller or Cordia or any director, officer, or principal thereof, except for liabilities of one party hereto to another arising from a breach of this Agreement prior to termination in accordance with Section 1.8 (including without limitation the breach of a representation or covenant that results in the failure of the Closing to occur) and except that the provisions  set forth in this Section 1.8 (d) shall survive such termination.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CORDIA AND ITS AFFILIATES

As an inducement to, and to obtain the reliance of Seller, Cordia represents and warrants as follows:

2.1

Organization.  Cordia is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the requisite corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and Acquired Assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the Acquired Assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, Acquired Assets or condition.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Cordia's articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

2.2

Approval of Agreement.  Cordia has full power, authority, and legal right and has taken, or will take, all

  Cordia

  Seller

action required by law, their articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of Cordia has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Cordia shareholders and compliance with state and federal corporate and securities laws.

2.3

Capitalization.

The authorized capitalization of Cordia consists of 200 shares of common stock, no par value, of which all the authorized shares are issued and outstanding and held by CordiaIP.  The authorized capitalization of CordiaIP Corp. consists of 100,000,000 shares of common stock, $0.0001, of which 52,000,000 shares are issued and outstanding and held by Cordia Corporation.  The authorized capitalization of Cordia Corporation consists of 100,000,000 shares of common stock, $0.001 par value, of which 6,916,574 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.001 per share; there are no preferred shares outstanding. All issued and outstanding shares of Cordia Corporation are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person.  There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Cordia, CordiaIP, or Cordia Corporation.

2.7

Working Capital Commitment.  Cordia Corporation will contribute up to $650,000 in working capital to CordiaIP for the purpose of funding Cordia and its prepaid business.  This contribution in working capital will not result in the issuance of additional shares of CordiaIP to Cordia Corporation, and will not dilute the equity interests of Seller. Any additional funding provided by Cordia Corporation in excess of $650,000 may result in dilution of Seller’s equity interest.

2.8

Financial Information.  Attached hereto as Exhibit F.1 are true, complete, and correct copies of the Consolidated Financial Statements of Cordia Corporation, which includes CordiaIP, in its Form 10-K/A as filed with the Securities Exchange Commission for the period ended December 31, 2007.  Attached hereto as Exhibit F.2 are true, complete, and correct copies of the Consolidated Financials Statements of Cordia Corporation, which includes CordiaIP, in its Form 10-Q, as filed with the Securities and Exchange Commission, for the period ended March 31, 2008.  The financials for the period ended December 31, 2007 are audited.

2.9

Representation on CordiaIP Board of Directors.  Cordia Corporation shall expand the Board of Directors of CordiaIP to seat five (5) directors and Seller shall nominate and appoint two (2) directors to sit on the newly expanded board.  So long as each of Cordia Corporation and Seller hold at least ten percent (10%) of the outstanding common stock of CordiaIP each shall have the right to appoint two (2) directors to sit on the Board of Directors.  After expansion of the Board to seat five (5) members, the Board shall resolve to require a supermajority of four votes to approve any issuance of CordiaIP common stock.

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF SELLER

As an inducement to, and to obtain the reliance of, Cordia, the Seller represents and warrants as follows:

3.1

Organization.  Seller   is , and will be on the Closing Date, a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Florida and has the corporate power and is  and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and Acquired Assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the Acquired Assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, Acquired Assets or condition of Seller. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Seller’s articles of incorporation or bylaws, or other material agreement to which it is a party or by which it is bound.

  Cordia

  Seller

3.2

Approval of Agreement.  Seller has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of Seller has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Seller’s Shareholders and compliance with state and federal corporate and securities laws.

3.3

Financial Information.  Attached hereto as Exhibit G are true, complete and correct copies of the unaudited balance sheet and income statement of Seller for one year period ended December 31, 2007 (collectively, the "Financial Statements").  The Financial Statements were prepared on an accrual basis, in conformity with generally accepted accounting principals, and contain all adjustments necessary to present fairly the assets, liabilities and financial position of Seller with respect to the Business as of such dates and in accordance with Seller’s internal financial systems and procedures for the business consistently applied. All other financial information provided by Sellers before or at the Closing, including but not limited to copies of tax returns, any and all information regarding revenues, expenses and charges, is true, complete and correct in all material respects.

3.4

Absence of Certain Changes or Events.  Except as set forth in this Agreement since the date of the most recent balance sheet of the Seller:

(a)

There has not been (i) any material adverse change in the business, operations, properties, level of inventory, Acquired Assets, or condition of Seller or (ii) any damage, destruction, or loss to Seller materially and adversely affecting the business, operations, properties, Acquired Assets, or conditions of Seller.

(b)

Seller has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any Acquired Assets of any kind whatsoever to shareholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary and material considering the business of Seller; (iv) made any material change in its method of accounting; (v) entered into any other material transactions other than those contemplated by this Agreement; (vi) made any of any kind or any severance or termination pay to any present or former officer or employee; or (vii)  made any material increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees;

(c)

Seller has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any  funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Seller balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed  to sell or transfer, any of its material Acquired Assets, properties, or rights, or agreed to cancel, any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which  it is a party if such amendment or termination is material, considering the business of Seller; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

(d)

To the best knowledge of Seller, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, Acquired Assets, or condition of Seller.

3.5

Title and Related Matters.  Except as provided herein or otherwise disclosed, Seller has good and

  Cordia

  Seller

marketable title to all of its properties, inventory, interests in properties, technology, whether patented or un-patented, and Acquired Assets, which are reflected in Seller’s most recent balance sheet or acquired after that date (except properties, interests in properties, and Acquired Assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances. To the best knowledge of Seller, its technology does not infringe on the copyright, patent, trade secret, know-how, or other proprietary right of any other person or entity and comprises all such rights necessary to permit the operation of the business of Seller as now being conducted or as contemplated.

3.6

Litigation and Proceedings.  There are no material actions, suits, or proceedings pending or, to the knowledge of Seller threatened by or against Seller or adversely affecting Seller, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  Seller does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

3.7

Material Contract Defaults.  Seller is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, Acquired Assets, or condition of Seller, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Seller has not taken adequate steps to prevent such a default from occurring.

3.8

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Seller is a party or to which any of its properties or operations are subject.

3.9

Governmental Authorizations.  Seller has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement.  No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.  The consummation of this Agreement will not affect any business operations or licenses of Seller.

3.10

Equipment/Software.  All equipment and software being purchased/transferred to Cordia hereunder is in good working order, reasonable wear and tear excepted, and is usable in the ordinary course of business.

3.11

Expenses to Seller.  Seller is not delinquent in the payment of any bills, taxes, fees, charges, expenses, debts, commissions, or other amounts due relating to the Acquired Assets.

3.12

Accuracy of Information Provided by Seller.  The information concerning Seller set forth in this Agreement and in the schedules delivered by Seller pursuant hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

3.13

Taxes.  Seller has filed or caused to be filed, all federal, state and local tax returns which are required to be filed by it in connection with the business, and has paid or caused to be paid, or has made adequate provisions on its books (i.e., reserves) for amounts sufficient for the payment of, all taxes as shown on such returns or on any assessment received by it, and has made all estimated tax payments required to be made by it in order to avoid the imposition of penalties, interest and other additions to tax.  No tax liens have been filed against Seller, and Seller has not been notified of or otherwise has knowledge of, any claim being asserted with respect to any such taxes.  There is no action, suit, proceeding, investigation or audit pending or threatened against Seller in respect of any tax or assessment, nor is any

  Cordia

  Seller

claim for additional tax or assessment being asserted by any taxing authority whatsoever.  All taxes which Seller is required by law to withhold or collect have been duly withheld or collected and, to the extent required, paid over to the proper governmental authorities on a timely basis.  All ad valorem taxes which are due and owing have been paid.

3.14

Compliance With Laws and Regulations.  Seller has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, Acquired Assets, or condition of Seller or except to the extent that noncompliance would not result in the occurrence of any material liability for Seller. To the best knowledge of Seller, the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal security laws.

3.15

Covenant Not to Compete/Covenant Not to Solicit.  The Seller, its Affiliates, and affiliated entities agree that for a period of three (3) years following the Closing Date, it shall not, directly or indirectly, within any state in which the services provided by Seller were provided as of the Closing Date, whether individually, or as a principal, partner, shareholder, director, officer, employee, agent of or consultant for any firm, corporation, partnership or other entity, (x) solicit or cause or authorize to be solicited, for or on behalf of itself or any third party, any customer of the business from the Closing Date without Cordia’s prior written consent. Seller further agrees, that for a period of one (1) year following the Closing Date, they shall not, directly or indirectly, whether individually or as a principal, partner, shareholder, director, officer, employee, agent of or consultant for any firm, corporation, partnership or other entity, (x) seek to persuade any director, officer, employee, agent or consultant, whether formerly affiliated with Seller or now affiliated with Cordia or any successor-in-interest to or assignee of the business or assets of Cordia, to discontinue that individual's status or employment with Cordia or any such successor or assignee, or to become employed in any activity substantially similar to or in any way competitive with the activities of Cordia or any such successor or assignee; or (y) hire or retain any such individual, in each case without the prior written approval of Cordia or any such successor or assignee.   In the event of a breach by Seller the parties hereto agree that Cordia shall be without an adequate remedy at law, and in addition to any other rights, remedies or damages available to it at law or in equity, Cordia or such successor or assignee shall be entitled to such temporary and permanent injunctive relief as shall be necessary or appropriate to prevent or restrain any such breach or threatened breach, without the necessity of proving damages, without prejudice to any other remedies which Cordia or such successor or assignee may have at law or in equity, and without obligation to post any security in connection therewith.

ARTICLE IV

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

The obligations of Seller under this Agreement are subject to the satisfaction of Seller, at or before the Closing Date, of the following conditions:

4.1

Employment Agreements.   Concurrent with the Closing Date Cordia shall enter into a mutually agreeable employment agreement Mohammed Markatia, appointing Mr. Markatia as President.  (Exhibit D1 – D3).

4.2

Board of Directors’ Approval.  Cordia shall call and hold a meeting of its directors, or obtain the written consent of its directors, to approve the transactions contemplated by this Agreement.

4.3

Accuracy of Representations.  The representations and warranties made by Cordia in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Cordia shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Cordia prior to or at the Closing.  Seller shall be furnished with certificates, signed by duly authorized officers of Cordia and dated the Closing Date, to the foregoing effect.

  Cordia

  Seller

4.4

Officer's Certificates.  Seller shall have been furnished with certificates dated the Closing Date and signed by a duly authorized officer of Cordia to the effect that to such officers best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Cordia threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on certificates of good standing, representations of government agencies, and Cordia's own documents and information, the certificate shall  represent, to the best knowledge of the officer,  that:

(a)

This Agreement has been duly approved by Cordia's board of directors and has been duly executed and delivered in the name and on behalf of Cordia by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Cordia pursuant to a unanimous consent;

(b)

There have been no material adverse changes in Cordia up to and including the date of the certificate;

(c)

All conditions required by this Agreement have been met, satisfied, or performed by Cordia;

(d)

All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Cordia have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

(e)

There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Cordia, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of Cordia, the operation of Cordia, or the acquisition and reorganization contemplated herein, or any agreement or instrument by which Cordia is bound or in any way contests the existence of Cordia.

4.5

No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Cordia, nor shall any event have occurred which, lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Cordia.

4.6

Other Items.  Seller shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Seller may reasonably request.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF CORDIA

The obligations of Cordia under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

5.1.

Shareholder Approval.  Seller shall call and hold a meeting of its shareholders, or obtain through a majority written consent of its shareholders, whereby the shareholders of Seller authorize and approve this Agreement and the transactions contemplated hereby.

5.2

Accuracy of Representations.  The representations and warranties made by Seller in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Seller shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by

  Cordia

  Seller

Seller prior to or at the Closing.  Cordia shall be furnished with a certificate, signed by a duly authorized officer of Seller and dated the Closing Date, to the foregoing effect.

5.3

Officer's Certificates.  Cordia shall have been furnished with certificates dated the Closing Date and signed by the duly authorized officer of Seller to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Seller, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on certificates of good standing, representations of government agencies, and Seller's own documents, the certificate shall represent, to the best knowledge of the officer,  that:

(a)

This Agreement has been duly approved by Seller's board of directors and shareholders and has been duly executed and delivered in the name and on behalf of Seller by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Seller pursuant to a unanimous consent of its board of directors and a majority vote of its shareholders;

(b)

Except as provided or permitted herein, there have been no material adverse changes in Seller or its rights and title in the Acquired Assets up to and including the date of the certificate;

(c)

All authorizations, consents, approvals, registrations, and/or filing with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Seller have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

(d)

There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Seller, wherein an unfavorable decision, ruling, or finding would have an adverse affect on the financial condition of Seller, the operation of Seller, Seller’s right and title to the Acquired Assets, or any material agreement or instrument by which Seller is bound or would in any way contest the existence of Seller.

5.4

No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of Seller, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause of create any material adverse change in the financial condition, business, or operations of Seller.

5.5

Good Standing.  Cordia shall have received a certificate of good standing, dated as of a date with thirty (30) days prior to the Closing Date, certifying that Seller is in good standing as a corporation in the State of Florida.

5.6

Other Items.  Cordia shall have received such further documents certificates, or instruments relating to the transactions contemplated hereby as Cordia may reasonably request.

ARTICLE VI

SPECIAL COVENANTS

6.1

Activities of Cordia and Seller

(a)

From and after the date of this Agreement until the Closing, Cordia and Seller pursuant hereto or as permitted or contemplated by this Agreement, will each:

(i)

Carry on its business in substantially the same manner as it has heretofore;

(ii)

Maintain in full force and effect insurance comparable in amount and in scope of coverage to

  Cordia

  Seller

that now maintained by it;

(iii)

Perform in all material respects all of its obligations under material contracts, including but not limited to the timely payment in full of applicable vendor/carrier  invoices and/or other material invoices, leases, and instruments relating to or affecting its Acquired Assets, properties, and business;

(iv)

Use its best efforts to maintain and preserve it business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

(v)

Duly and timely file for all taxable periods ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and

(vi)

Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)

From and after the date of this Agreement and except as provided herein until the Closing Date, Cordia and Seller will not:

(i)

Make any change in its articles of incorporation or bylaws; and

(ii)

Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business.

6.2

Access to Properties and Records.  Until the Closing Date, Seller and Cordia will afford to the other party’s officers and authorized representatives full access to the properties, books, and records of the other party in order  that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Seller or Cordia and will furnish the other party with such additional financial and other information as to the business and properties of Seller or Cordia as each party shall from time to time reasonably request.

6.3

Indemnification by Seller.  Seller will indemnify and hold harmless Cordia and its directors and officers, and each person, if any, who controls Cordia within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Seller expressly for use therein.  The indemnity agreement contained in this Section 6.3 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Cordia and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year.

6.4

Indemnification by Cordia.  Cordia will indemnify and hold harmless Seller, the Seller, Seller's directors and officers, and each person, if any, who controls Seller within the meaning of the Securities Act, from and against any and

  Cordia

  Seller

all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Cordia expressly for use therein.  The indemnity agreement contained in this Section 6.4 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Seller and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year.

6.5

The Acquisition of Cordia Common Stock.  Cordia and Seller understand and agree that the consummation of this Agreement including the issuance of the Cordia Common Stock to Seller as partial consideration as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  Cordia and Seller agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a)

In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

(i)

The Seller acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring Cordia Common Stock, and that this transaction involves certain risks.

(ii)

The Seller has received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii)

Seller has such knowledge and experience in business and financial matters that they are capable of evaluating each business.

(iv)

The Seller has been provided with copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)

All information which the Seller has provided to Cordia or their representatives concerning their suitability and intent to hold shares of Cordia Common Stock following the transactions contemplated hereby is complete, accurate, and correct.

(vi)

The Seller understands that the Cordia Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject Cordia Common Stock may, under certain circumstances, be inconsistent with this exemption and may make Seller or Cordia an "underwriter", within the meaning of the Securities Act.  It is understood that the definition of "underwriter" focuses upon the concept of "distribution" and that any subsequent disposition

  Cordia

  Seller

of the subject Cordia Common Stock can only be effected in transactions which are not considered distributions.  Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising.  Under present  law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the shareholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets.  These criteria are set forth specifically in rule 144 promulgated under the Securities Act, and, after six months after the date the Cordia Common Stock is fully paid for, as calculated in accordance with rule 144(d), sales of securities in reliance upon rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule.  After one year from the date the securities are fully  paid for, as calculated in accordance with rule 144(d), they can generally be sold without meeting those conditions, provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

(vii)

The Seller acknowledges that the shares of Cordia Common Stock, must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Cordia is not under any obligation to register the Cordia Common Stock under the Securities Act.  If rule 144 is available after six months following the date the shares are fully paid for, only routine sales of such Cordia Common Stock in limited amounts can be made in reliance upon rule 144 in accordance with the terms and conditions of that rule.  Cordia is not under any obligation to make rule 144 available except as set forth in this Agreement and in the event rule 144 is not available, compliance with Regulation A or some other disclosure exemption may be required before Seller can sell, transfer, or otherwise dispose of such Cordia Common Stock without registration under the Securities Act. Subject to compliance with federal and state securities laws, Cordia' registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Cordia Common Stock held by Seller and the certificates representing the Cordia Common  Stock will bear a legend in substantially the following form so restricting the sale of such securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ARE “RESTRICTED SECURITIES” WITHIN THE   MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

(ix)

Subject to compliance with federal and state securities laws, Cordia may refuse to register further transfers or resale of the Cordia Common Stock in the absence of compliance with rule 144 unless the Seller furnish Cordia with an opinion of counsel reasonably acceptable to Cordia stating that the transfer is proper.  Further, unless such opinion states that the shares of Cordia Common Stock are free of any restrictions under the Securities Act, Cordia may refuse to transfer the securities to any transferee who does not furnish in writing to Cordia the same representations and agree to the same conditions with respect to such Cordia Common Stock as set forth herein.  Cordia may also refuse to transfer the Cordia Common Stock if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

  Cordia

  Seller

(b)

In connection with the transaction contemplated by this Agreement, Seller and Cordia shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the Seller reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)

In order to more fully document reliance on the exemptions as provided herein, Seller, the Seller, and Cordia shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as Cordia or Seller and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

(d)

The Seller acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

6.6

Securities Filings.  Cordia shall be responsible for the preparation of a Form D, if required, and its filing with the Securities and Exchange Commission and Seller will be responsible for any and all filings in any jurisdiction where its shareholders reside which would require a filing with a governmental agency as a result of the transactions contemplated in this Agreement.

ARTICLE VII

MISCELLANEOUS

7.1

Brokers.  Except as provided herein, Cordia and Seller agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement.  Further, Cordia and Seller each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party.

The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

7.2

  No Representation Regarding Tax Treatment.  No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation.  Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

7.3

Governing Law.  This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Nevada.

7.4

Notices.  Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to Cordia:

Wesly Minella, Secretary

  Cordia

  Seller

Cordia Prepaid, Corp.

445 Hamilton Avenue, Suite 408

White Plains, New York 10601

With copy to:

Maria A. Abbagnaro, General Counsel

Same address as above

If to Seller:

Mohammed Markatia, CEO

TSI Prepaid, LLC

5301 NW 35th Terrace

Fort Lauderdale, Florida 33309

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

7.5

Attorney's Fees.  In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

7.6

Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter hereof.  All previous agreements between the parties, whether written or oral, have been merged into this Agreement.  This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof.  There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

7.7

Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

7.8

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

7.6

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their individual capacity or by their respective officers thereunto duly authorized on the date first above written.

CORDIA PREPAID CORP.

TSI PREPAID, LLC

Wesly Minella, Secretary

Mohammed Markatia, CEO

  Cordia

  Seller

SCHEDULES

A.	1.	Blue Water Direct Inc., Customer List
	2.	Blue Water Direct Inc., Vendor List

B.	1.	Peachtree Teleproducts, LLC, Customer List
	2.	Peachtree Teleproducts, LLC, Vendor List

C.	1.	Nabeelco, Inc., d/b/a Rosetel, Customer List
	2.	Nabeelco, Inc., d/b/a Rosetel, Vendor List

D.	1.	Sunrise Distribution, LLC, Customer List
	2.	Sunrise Distribution, LLC, Vendor List

E.	1.	Telecom Services, Inc., Customer List
	2.	Telecom Services, Inc., Vendor List

F.	1.	Business Products, Inc., Customer List
	2.	Business Products, Inc., Vendor List

G.		Fixed Assets of the Seller, Affiliates and affiliated entities as of May 30, 2008

H.		Office Inventory of the Seller, Affiliates and affiliated entities as of May 30, 2008

I.		Physical Inventory of the Seller, Affiliates and affiliated entities as of May 30, 2008

  Cordia

  Seller

LIST OF EXHIBITS

Exhibit A		Agreement Evidencing the Grant of a Stock Option
Exhibit B		Secured Promissory Note
Exhibit C		Forgiveness of Promissory Notes and Underlying Debt
Exhibit D		Documents pertaining to Mohammed Markatia
	D1	Agreement Evidencing the Grant of a Non-Qualified Stock Option Under the 2001 Equity
Incentive Plan entered into by and between Cordia Corporation and Mohammed Markatia
	D2	Agreement Evidencing the Grant of Unregistered Shares of Common Stock by and between
Cordia Corporation and Mohammed Markatia
	D3	Employment Agreement by and between Cordia Prepaid Corp. and Mohammed Markatia
Exhibit E		Non-competition Agreements
	E1	Agreement by and between Cordia Prepaid Corp. and Mohammed Markatia
	E2	Agreement by and between Cordia Prepaid Corp. and Peter Vita
	E3	Agreement by and between Cordia Prepaid Corp. and Wholetel, Inc.
	E4	Agreement by and between Cordia Prepaid Corp. and Sunrise Distribution, LLC
	E5	Agreement by and between Cordia Prepaid Corp. and Nabeelco, Inc. d/b/a Rosetel
	E6	Agreement by and between Cordia Prepaid Corp. and Blue Water Direct, Inc.
	E7	Agreement by and between Cordia Prepaid Corp. and Business Products, Inc.
	E8	Agreement by and between Cordia Prepaid Corp. and Telecom Services, Inc.
	E9	Agreement by and between Cordia Prepaid Corp. and Peachtree Teleproducts, LLC
	E10	Agreement by and between Cordia Prepaid Corp. and Mansoor Ali
	E11	Agreement by and between Cordia Prepaid Corp. and Abdul Waheed
	E12	Agreement by and between Cordia Prepaid Corp. and Mohammed Siddique
	E13	Agreement by and between Cordia Prepaid Corp. and Mohammed Lakhani
	E14	Agreement by and between Cordia Prepaid Corp. and Farooq Gatta
	E15	Agreement by and between Cordia Prepaid Corp. and Akber Virani
	E16	Agreement by and between Cordia Prepaid Corp. and Rasheed Ahmed
	E17	Agreement by and between Cordia Prepaid Corp. and Noor Memon
Exhibit F		Consolidated Financial Information for Cordia Corporation and its subsidiaries and affiliates
	F1	Form 10-K/A for the period ended December 31, 2007
	F2	Form 10-Q for the period ended March 31, 2008
Exhibit G		Seller’s Financial Information

  Cordia

  Seller